Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
12.	INCOME TAXES

The Company is incorporated in the Cayman Islands and conducts its primary business operations through the subsidiaries and VIEs in the PRC. It also has intermediate holding companies in the British Virgin Islands (“BVI”) and Hong Kong. Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on income or capital gains. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands and BVI withholding tax will be imposed. Under the Hong Kong tax laws, subsidiaries in Hong Kong are exempted from income tax on their foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

China

Under the Enterprise Income Tax (“EIT”) Law, which has been effective since January 1, 2008, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate, except for certain entities that are entitled to tax holidays. Tax holidays mainly include preferential EIT rate for the PRC subsidiaries and VIEs which were recognized as a qualified “High and New Technology Enterprise” (“HNTE”) or “Software Enterprise”.

Baidu Online, recognized as a qualified “HNTE”, has enjoyed the preferential EIT rate of 15% since 2008. In April 2011, Baidu Online obtained the certificate of “Key Software Enterprise” for year 2010, which enabled Baidu Online to enjoy the preferential tax rate of 10% solely for year 2010. The Company recorded an income tax refund in connection with the over-paid provisional tax for year 2010 in the year ended December 31, 2011, during which the certificate was granted.

Baidu.com Times Technology (Beijing) Co., Ltd. (“Baidu Times”), a qualified “HNTE” since 2008, enjoyed 50% reduction on the EIT rate in 2010 and 2011, which was granted prior to the effectiveness of the current EIT Law.

Baidu (China) Co., Ltd. (“Baidu China”), recognized as a qualified “Software Enterprise” since 2006, enjoyed a 50% tax rate reduction for year 2010. In May 2012, Baidu China obtained the HNTE certificate and recorded an income tax refund in connection with the over-accrual of provisional tax amounting to the difference between the preferential EIT rate of 15% granted by the Shanghai Tax Bureau to Baidu China and the progressive EIT rates of 24% originally used in year 2011.

Baidu Netcom, recognized as an HNTE, is entitled to the preferential EIT rate of 15% for years 2010, 2011 and 2012. In May 2011, the Company obtained the HNTE certificate and recorded an income tax refund in connection with the over-accrued provisional tax for year 2010.

Certain other PRC subsidiaries and VIEs also enjoyed tax holidays in various periods as a result of the recognition as a qualified HNTE or “Software Enterprise”.

Under the current EIT Law, dividends paid by an FIE to any of its foreign non-resident enterprise investors are subject to a 10% withholding tax. Thus, the dividends, if and when payable by Baidu Online to Baidu Holdings, would be subject to 10% withholding tax. A lower tax rate will be applied if such foreign non-resident enterprise investor’s jurisdiction of incorporation has signed a tax treaty or arrangement for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income with China. There is such a tax arrangement between PRC and Hong Kong. Thus, the dividends, if and when payable by Baidu Times and Baidu China to Baidu HK, would be subject to 5% withholding tax rather than statutory rate of 10% provided that Baidu HK meets the requirements stipulated by relevant PRC tax regulations. Furthermore, pursuant to the applicable circular and interpretations of the current EIT Law, dividends from earnings created prior to 2008 but distributed after 2008 are not subject to withholding income tax.

Moreover, the current EIT Law treats enterprises established outside of China with “effective management and control” located in China as PRC resident enterprises for tax purposes. The term “effective management and control” is generally defined as exercising overall management and control over the business, personnel, accounting, properties, etc. of an enterprise. The Company, if considered a PRC resident enterprise for tax purposes, would be subject to the PRC Enterprise Income Tax at the rate of 25% on its worldwide income for the period after January 1, 2008. As of December 31, 2012, the Company has not accrued for PRC tax on such basis. The Company will continue to monitor its tax status.

Japan

Baidu Japan Inc. (“Baidu Japan”) with a paid-in capital in excess of JPY100.00 million is subject to national income tax of 30%. Baidu Japan is also subject to inhabitant tax, assessed by both prefectures and municipalities. Inhabitant tax is computed as a percentage of national income tax. The per capita tax is based on the Company’s capitalization and the number of employees. In addition, Baidu Japan is subject to a corporate enterprise tax on a pro forma basis based on the amount of taxable profit subject to the corporate tax, added-value components, (e.g., labor costs, net interest and rental payments, income/loss for current year) and a capital component. Baidu Japan has been in a cumulative loss position since its inception.

The Company had minimal operations in jurisdictions other than the PRC. Income (loss) before income taxes consists of:

	For the years ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$
	(In thousands)

PRC	4,321,910	8,217,522	12,537,331	2,012,380
Non-PRC	(260,747)	(408,343)	(571,894)	(91,795)

	4,061,163	7,809,179	11,965,437	1,920,585

The pre-tax losses from non-PRC operations consists primarily of the operating costs, administration expenses, interest income and charges for share-based compensation. Income taxes consist of:

	For the years ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$
	(In thousands)

Current income tax	616,994	1,337,469	1,888,378	303,106
Income tax refund due to reduced tax rate	(6,625)	(83,907)	(255,189)	(40,961)
Deferred income tax (benefit) expense	(74,374)	(64,701)	(59,030)	(9,475)

	535,995	1,188,861	1,574,159	252,670

The reconciliation of tax computed by applying respective statutory income tax rate to pre-tax income is as follows (amounts in thousands of RMB, and in thousands of US$, except for per share data):

	For the years ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$

Expected taxation at PRC EIT statutory rate	1,015,329	1,952,295	2,991,359	480,146
Effect of differing tax rates in different jurisdictions	8,416	43,260	138,931	22,300
Permanent differences – non-taxable income	(733)	(2,804)	(58,157)	(9,335)
Permanent differences – non-deductible expenses	10,935	9,989	58,201	9,342
Tax incentives relating to R&D expenditures	(22,925)	(105,966)	(154,977)	(24,876)
Effect of tax exemption and reduction inside the PRC	(533,802)	(650,206)	(1,234,142)	(198,093)
Income tax refund due to reduced tax rate	(6,625)	(83,907)	(255,189)	(40,961)
Under-provided (over-accrued) EIT for previous years	10,359	(66,960)	(15,084)	(2,421)
Effect of tax rate change on deferred taxes	—	18,216	—	—
Addition to valuation allowance	55,041	74,944	103,217	16,568

Taxation for the year	535,995	1,188,861	1,574,159	252,670

Effective tax rate	13.20%	15.22%	13.16%	13.16%
Effect of tax exemption and reduction inside the PRC on basic earnings per Class A and Class B ordinary share	15.34	18.64	35.32	5.67

The Company’s effective tax rate decreased in year 2012 compared with year 2011 primarily due to Baidu China obtaining the HNTE certificate in May 2012 and receiving a tax refund in connection with the over-accrual of provisional tax in prior year.

The tax effects of temporary differences that give rise to the deferred tax balances at December 31, 2011 and 2012 are as follows:

	As of December 31,
	2011	2012	2012
	RMB	RMB	US$
	(In thousands)
Provision for doubtful receivables	2,586	1,655	266
Fixed assets depreciation	36,274	13,367	2,146
Net operating loss carry-forward	248,790	333,397	53,514
Accrued expenses, payroll and others	140,805	214,211	34,382

Deferred tax assets	428,455	562,630	90,308
Valuation allowance	(254,919)	(349,012)	(56,020)

Deferred tax assets, net	173,536	213,618	34,288

	As of December 31,
	2011	2012	2012
	RMB	RMB	US$
	(In thousands)

Long-lived assets arising from acquisitions	131,629	289,482	46,465

Deferred tax liabilities	131,629	289,482	46,465

The Company does not believe that sufficient positive evidence exists to conclude that the recoverability of Baidu Japan’s net deferred tax assets is more likely than not to be realized. Consequently, the Company has provided full valuation allowances on the related net deferred tax assets.

As of December 31, 2012, the Company had net operating losses of approximately RMB1.10 billion (US$176.69 million) primarily from Qunar, Qiyi, Baidu Japan, Baidu HK and Baidu HR, which can be carried forward after certain reconciliation per tax regulation to offset future net profit for income tax purposes. The Japan net operating loss will expire beginning 2015; the PRC net operating loss will expire beginning 2017; and the Hong Kong net operating loss can be carried forward without an expiration date.

The Company has evaluated its income tax uncertainty under ASC 740-10. ASC 740-10 clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Company has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of comprehensive income. As of December 31, 2012, there is no significant tax uncertainty impact on the Company’s financial position and result of operations.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2011 and 2012 on the basis of its intent to permanently reinvest foreign subsidiaries’ earnings. If these foreign earnings were to be repatriated in the future, the related tax liability may be reduced by any foreign income taxes previously paid on these earnings. Determination of the amount of unrecognized deferred tax liability related to these earnings is not practicable. In the case of its VIEs, undistributed earnings were insignificant as of each of the balance sheet dates.

In general, the PRC and Japanese tax authorities have up to five and seven years, respectively to conduct examinations of the Company’s tax filings. Accordingly, the PRC subsidiaries’ tax years 2008 through 2012 and the Japanese subsidiary’s tax years 2007 through 2012 remain open to examination by the respective taxing jurisdictions.